Exhibit 99(c)  Powers of Attorney

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Annuity Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

March 18, 2005



John C. Pintozzi
Senior Vice President, Chief Financial Officer and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Annuity Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

March 18, 2005



Douglas B. Welch
Director, Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned officer of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Annuity Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

March 18, 2005



Steven C. Verney
Treasurer